SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) February 2, 2005

BARR PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-9860	42-1612474
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 Chestnut Ridge Road, Woodcliff Lake, NJ		07677-7668
(Address of principal executive offices)		(Zip code)

(201) 930-3300
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On February 2, 2005, Barr Pharmaceuticals, Inc. (the “Company”) issued a press release announcing results for the three and six months ended December 31, 2004. A copy of the release is attached hereto as Exhibit 99.0 and is incorporated herein by reference.

The Company scheduled a conference call and webcast at 8:30 a.m. Eastern time on Wednesday February 2nd, to discuss the results. A replay of the conference call will be available from 12 Noon Eastern time on February 2nd through 11:59PM Eastern time on February 4th, and can be accessed by dialing (800) 475-6701 in the United States or (320) 365-3844 Internationally and using access code 765713. A replay of the call is available on the Company’s website at www.barrlabs.com in the Investor Relations/Audio Archives section.

Exhibit Number	Exhibit
99.0	Barr Pharmaceuticals, Inc. February 2, 2005 earnings release.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BARR PHARMACEUTICALS, INC.

Date: February 2, 2005	/s/ William T. McKee

William T. McKee Vice President, Chief Financial Officer, and Treasurer